1) how many silent seconds (%) 7.29%
2) whats the cLTV including silents - 86.41%
3) whats the agg DTI - 39.23
6) any MI? - None
7) whats the rating agencies expected loss for the pool - S&P: 3.71% Moody's:
5.55%
* % deal option ARMs (If in deal, please identify the loans types) - none
* % deal 40-year loans - none
* RA expected cumm losses - 3.71% (S&P)
* IO WA FICO - 665
* IO CLTV incl. silent seconds - 88.54%
* IO Full Docs - 88.25%
* IO WA 1st periodic cap - 3.000%
* CLTV of entire deal incl. silent seconds - 86.41%

         This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

!
!
DEFINE DYNAMIC #YM_HE6MO80PCT = LOAN("SCHAM_PREP_AMT") * 80% *
LOAN("GROSSRATE") / 1200 * 6 !
Collateral OVER
!
! Factor --Delay--
! Type Date P/Y BV Use BV for 0
WL 20050901 9999 9999 FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM            Gross  #mos  #mos   P#mos  P#mos  Life
Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index          Margin ToRst RstPer ToRst  RstPer Cap
Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "ARM 2/28 - 12mo Penalty"                 WL    00    WAC            7.00977 (      1537319.06 /      1537319.06
);      1537319.06                              0.52         0.52             359:1     359:1       360 NO_CHECK ARM
LIBOR_6MO                  6.50000    24    6 SYNC_INT          13.00977         1.50000         7.00977         0      0
INIT_PERCAP        3.00000  ORIG_GROSSRATE     7.00977                                                             GROUP 2
PREPAY_FLAG YM FOR 12 NONE ; YM_FORMULA ( #YM_HE6MO80PCT ); TEASER
M        2     "ARM 2/28 - 24mo Penalty"                 WL    00    WAC            7.17030 (     93860114.69 /     93860114.69
);     93860114.69                              0.52         0.52             359:1     359:1       360 NO_CHECK ARM
LIBOR_6MO                  6.50000    24    6 SYNC_INT          13.17518         1.49926         7.16965         0      0
INIT_PERCAP        3.00000  ORIG_GROSSRATE     7.17030                                                             GROUP 2
PREPAY_FLAG YM FOR 24 NONE ; YM_FORMULA ( #YM_HE6MO80PCT ); TEASER
M        3     "ARM 2/28 - No Penalty"                   WL    00    WAC            7.23730 (     70783116.14 /     70783116.14
);     70783116.14                              0.52         0.52             359:1     359:1       360 NO_CHECK ARM
LIBOR_6MO                  6.50000    24    6 SYNC_INT          13.23047         1.50000         7.23616         0      0
INIT_PERCAP        3.00000  ORIG_GROSSRATE     7.23730                                                             GROUP 2
PREPAY_FLAG NONE ; TEASER
M        4     "ARM 2/28 - 60mo IO - 12mo Penalty"       WL    00    WAC            6.40000 (       540000.00 /       540000.00
);       540000.00                              0.52         0.52             358:2     358:2       360 NO_CHECK ARM
LIBOR_6MO                  6.50000    23    6 SYNC_INT          12.40000         1.50000         6.40000         0      0
INIT_PERCAP        3.00000  ORIG_GROSSRATE     6.40000                                  AMORT NONE FOR          60 GROUP 2
PREPAY_FLAG YM FOR 12 NONE ; YM_FORMULA ( #YM_HE6MO80PCT ); TEASER
M        5     "ARM 2/28 - 60mo IO - 24mo Penalty"       WL    00    WAC            6.34061 (     15755436.81 /     15755436.81
);     15755436.81                              0.52         0.52             359:1     359:1       360 NO_CHECK ARM
LIBOR_6MO                  6.50000    24    6 SYNC_INT          12.34061         1.50000         6.34061         0      0
INIT_PERCAP        3.00000  ORIG_GROSSRATE     6.34061                                  AMORT NONE FOR          60 GROUP 2
PREPAY_FLAG YM FOR 24 NONE ; YM_FORMULA ( #YM_HE6MO80PCT ); TEASER
M        6     "ARM 2/28 - 60mo IO - No Penalty"         WL    00    WAC            6.40680 (      8218152.97 /      8218152.97
);      8218152.97                              0.52         0.52             359:1     359:1       360 NO_CHECK ARM
LIBOR_6MO                  6.50000    24    6 SYNC_INT          12.40680         1.50000         6.40680         0      0
INIT_PERCAP        3.00000  ORIG_GROSSRATE     6.40680                                  AMORT NONE FOR          60 GROUP 2
PREPAY_FLAG NONE ; TEASER
M        7     "ARM 5/25 - 24mo Penalty"                 WL    00    WAC            7.01652 (      3888179.45 /      3888179.45
);      3888179.45                              0.52         0.52             360:0     360:0       360 NO_CHECK ARM

LIBOR_6MO                  6.50000    61    6 SYNC_INT          12.99462         1.50000         7.01652         0      0
INIT_PERCAP        3.00000  ORIG_GROSSRATE     7.01652                                                             GROUP 2
PREPAY_FLAG YM FOR 24 NONE ; YM_FORMULA ( #YM_HE6MO80PCT ); TEASER
M        8     "ARM 5/25 - No Penalty"                   WL    00    WAC            6.95387 (      1639639.86 /      1639639.86
);      1639639.86                              0.52         0.52             359:1     359:1       360 NO_CHECK ARM
LIBOR_6MO                  6.50000    60    6 SYNC_INT          12.95387         1.50000         6.95387         0      0
INIT_PERCAP        3.00000  ORIG_GROSSRATE     6.95387                                                             GROUP 2
PREPAY_FLAG NONE ; TEASER
M        9     "ARM 5/25 - 60mo IO - 24mo Penalty"       WL    00    WAC            6.05463 (       785997.49 /       785997.49
);       785997.49                              0.52         0.52             357:3     357:3       360 NO_CHECK ARM
LIBOR_6MO                  6.50000    58    6 SYNC_INT          12.10807         1.50000         6.10807         0      0
INIT_PERCAP        3.00000  ORIG_GROSSRATE     6.05463                                  AMORT NONE FOR          60 GROUP 2
PREPAY_FLAG YM FOR 24 NONE ; YM_FORMULA ( #YM_HE6MO80PCT ); TEASER
M        10    "ARM 5/25 - 60mo IO - No Penalty"         WL    00    WAC            5.75000 (       261900.00 /       261900.00
);       261900.00                              0.52         0.52             358:2     358:2       360 NO_CHECK ARM
LIBOR_6MO                  6.50000    59    6 SYNC_INT          11.75000         1.50000         5.75000         0      0
INIT_PERCAP        3.00000  ORIG_GROSSRATE     5.75000                                  AMORT NONE FOR          60 GROUP 2
PREPAY_FLAG NONE ; TEASER
M        11    "Balloon 40/30 - 36mo Penalty"            WL    00    WAC            6.99138 (      2959053.00 /      2959053.00
);      2959053.00                              0.52         0.52             480:0     480:0       480
NO_CHECK
BALLOON SCHED_BOTH           360                            GROUP 1      PREPAY_FLAG YM FOR 36 NONE ; YM_FORMULA ( #YM_HE6MO80PCT );
M        12    "Balloon 40/30 - No Penalty"              WL    00    WAC            8.53000 (       189108.00 /       189108.00
);       189108.00                              0.52         0.52             480:0     480:0       480
NO_CHECK
BALLOON SCHED_BOTH           360                            GROUP 1      PREPAY_FLAG NONE ;
M        13    "Fixed 15 yr - 24mo Penalty"              WL    00    WAC           10.22000 (        74000.00 /        74000.00
);        74000.00                              0.52         0.52             180:0     180:0       180
NO_CHECK
GROUP 1      PREPAY_FLAG YM FOR 24 NONE ; YM_FORMULA ( #YM_HE6MO80PCT );
M        14    "Fixed 15 yr - 36mo Penalty"              WL    00    WAC            7.16290 (      1470025.22 /      1470025.22
);      1470025.22                              0.52         0.52             179:1     179:1       180
NO_CHECK
GROUP 1      PREPAY_FLAG YM FOR 36 NONE ; YM_FORMULA ( #YM_HE6MO80PCT );
M        15    "Fixed 15 yr - No Penalty"                WL    00    WAC            7.83505 (      1148242.67 /      1148242.67
);      1148242.67                              0.52         0.52             179:1     179:1       180
NO_CHECK
GROUP 1      PREPAY_FLAG NONE ;
M        16    "Fixed 20 yr - 36mo Penalty"              WL    00    WAC            7.33692 (      1713734.56 /      1713734.56
);      1713734.56                              0.52         0.52             238:2     238:2       240
NO_CHECK
GROUP 1      PREPAY_FLAG YM FOR 36 NONE ; YM_FORMULA ( #YM_HE6MO80PCT );
M        17    "Fixed 20 yr - No Penalty"                WL    00    WAC            7.62216 (       465300.00 /       465300.00
);       465300.00                              0.52         0.52             239:1     239:1       240

NO_CHECK
GROUP 1      PREPAY_FLAG NONE ;
M        18    "Fixed 25 yr - 36mo Penalty"              WL    00    WAC            5.81388 (       547600.00 /       547600.00
);       547600.00                              0.52         0.52             300:0     300:0       300
NO_CHECK
GROUP 1      PREPAY_FLAG YM FOR 36 NONE ; YM_FORMULA ( #YM_HE6MO80PCT );
M        19    "Fixed 28 yr - No Penalty"                WL    00    WAC            7.25000 (       130015.46 /       130015.46
);       130015.46                              0.52         0.52             331:5     331:5       336
NO_CHECK
GROUP 1      PREPAY_FLAG NONE ;
M        20    "Fixed 29 yr - No Penalty"                WL    00    WAC            9.08000 (       243000.00 /       243000.00
);       243000.00                              0.52         0.52             347:1     347:1       348
NO_CHECK
GROUP 1      PREPAY_FLAG NONE ;
M        21    "Fixed 30 yr - 24mo Penalty"              WL    00    WAC            7.18171 (       739221.39 /       739221.39
);       739221.39                              0.52         0.52             359:1     359:1       360
NO_CHECK
GROUP 1      PREPAY_FLAG YM FOR 24 NONE ; YM_FORMULA ( #YM_HE6MO80PCT );
M        22    "Fixed 30 yr - 30mo Penalty"              WL    00    WAC            6.40000 (       229000.00 /       229000.00
);       229000.00                              0.52         0.52             359:1     359:1       360
NO_CHECK
GROUP 1      PREPAY_FLAG YM FOR 30 NONE ; YM_FORMULA ( #YM_HE6MO80PCT );
M        23    "Fixed 30 yr - 36mo Penalty"              WL    00    WAC            7.31193 (     42546682.38 /     42546682.38
);     42546682.38                              0.52         0.52             359:1     359:1       360
NO_CHECK
GROUP 1      PREPAY_FLAG YM FOR 36 NONE ; YM_FORMULA ( #YM_HE6MO80PCT );
M        24    "Fixed 30 yr - No Penalty"                WL    00    WAC            7.49333 (     23042111.41 /     23042111.41
);     23042111.41                              0.52         0.52             359:1     359:1       360
NO_CHECK
GROUP 1      PREPAY_FLAG NONE ;
M        25    "Fixed 30 yr - 60mo IO - 36mo Penalty"    WL    00    WAC            6.57467 (      1936145.00 /      1936145.00
);      1936145.00                              0.52         0.52             359:1     359:1       360
NO_CHECK
AMORT NONE FOR          60 GROUP 1      PREPAY_FLAG YM FOR 36 NONE ; YM_FORMULA ( #YM_HE6MO80PCT );
M        26    "Fixed 30 yr - 60mo IO - No Penalty"      WL    00    WAC            6.94000 (       305000.00 /       305000.00
);       305000.00                              0.52         0.52             357:3     357:3       360
NO_CHECK
AMORT NONE FOR          60 GROUP 1      PREPAY_FLAG NONE ;